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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC   225 Pictoria Drive, Suite 450    Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	November 30, 2014

Date of reporting period:	November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.   Reports to Stockholders.

LYRICAL U.S. VALUE EQUITY FUND

Institutional Class (LYRIX)
Investor Class (LYRBX)

LYRICAL U.S. HEDGED VALUE FUND

Institutional Class (LYRHX)
Investor Class (LYRDX)

Annual Report
November 30, 2014

LYRICAL FUNDS LETTER TO SHAREHOLDERS	January 6, 2015

Dear Fellow Shareholders,

Enclosed is the annual report to shareholders of the Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund. On behalf of the Funds and their investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

Lyrical U.S. Value Equity Fund

Since its launch on February 4, 2013, through November 30, 2014, the Lyrical U.S. Value Equity Fund – Institutional Class (LYRIX) has produced a total cumulative return of +64.54%, compared to the +43.68% total cumulative return for the S&P 500 Index (the “S&P 500”). For the twelve months ended November 30, 2014, LYRIX has produced a total return of +19.41%, compared to the +16.86% total return for the S&P 500.

In analyzing our portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Our success rate has been high over both the since inception and the twelve-month periods ended November 30, 2014.

Since inception 88% of our investments posted gains, and 63% outperformed the S&P 500. Skew has also been a positive factor, as our outperformers have outperformed the S&P 500 by 47% while our underperformers have underperformed by 21%.

For the twelve months ended November 30, 2014, 75% of our investments posted gains, and 58% outperformed the S&P 500. Skew has also been a positive factor, as our outperformers have outperformed the S&P 500 by 20% while our underperformers have underperformed by 18%.

During the twelve months ended November 30, 2014, we sold three positions, as one company announced it was being acquired, and two approached our estimated fair value. Following each of the first two sales we added a new position from our pipeline of opportunities. After the third sale we took the opportunity to reduce our total number of holdings to 33, which we had intended to do for some time. We are still finding attractive stock opportunities to add to the portfolio, even as some of our existing positions begin to approach our estimates of fair value. It is getting harder to find these opportunities, but the ones we are finding offer as much upside as the stocks we currently own.

Lyrical’s Investment Philosophy and Portfolio Construction

For the benefit of new shareholders, we’d like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiates us from other investment managers, even those that share a value approach to investing. We are deep value investors, and by this we mean that we look to invest in companies that trade significantly below intrinsic value (i.e., the value we have assigned to the company). This separates us from other value managers who focus on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings (P/E), Price/Book (P/B) and Price/Cash Flow (P/

CF) multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on P/B or dividend yield. We only invest in businesses that we believe should earn good returns on invested capital, and we strive to avoid volatile businesses and companies with excessive leverage. Other value investors will consider owning any business regardless of quality if they believe the price is low enough. But, we will only invest in businesses that satisfy our quality standards. We invest only in businesses we can understand, and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely from the bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk, and have strict limits on how much capital can be invested in any one position or any one industry. Our portfolio is constructed to be balanced and diversified across approximately 33 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Outlook

The valuation of our composite portfolio now stands at 13.0x next twelve months consensus earnings. The S&P 500 has a valuation of 16.2x on this same basis, a premium of 25% over our composite. The discounted valuation of our portfolio prevails even as growth estimates for our portfolio are only slightly lower than those of the S&P 500, at 7.8% versus 8.6%, respectively. We believe that these attractive metrics for our portfolio positions us well for future performance.

Lyrical U.S. Hedged Value Fund

In July 2014, we launched the Lyrical U.S. Hedged Value Fund as a liquid alternatives product that employs the same long portfolio as the Lyrical U.S. Value Equity Fund. Sector ETF hedges are used on the short side to create a portfolio that aims to maintain exposures of 100% long and 50% short. This provides a hedged option for those wishing exposure to the long portfolio but are unwilling to accept unhedged equity market exposure.

Since its launch on July 14, 2014 through November 30, 2014, the Lyrical U.S. Hedged Value Fund – Institutional Class (LYRHX) has produced a total return of -1.90%, compared to the +5.40% total return for the S&P 500. In rising equity markets one should expect LYHRX’s performance to lag that of LYRIX, as it did for this period, as our hedges detract from total return.

As always, we invite you to contact us with questions or to request additional detail on the portfolio.

Thank you for your continued trust and interest in Lyrical Asset Management.

Sincerely,

Andrew Wellington
 Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. Each Fund’s prospectus contains this and other important information. To obtain a copy of each Fund’s prospectus please call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

LYRICAL U.S. VALUE EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Value Equity Fund - Institutional Class versus
the S&P 500® Index

Average Annual Total Returns(a) (for the periods ended November 30, 2014)
	1 Year	Since Inception(b)
Lyrical U.S. Value Equity Fund - Institutional Class	19.41%	31.49%
Lyrical U.S. Value Equity Fund - Investor Class	n/a	10.83%(c)
S&P 500® Index(d)	16.86%	22.05%(e)

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations for Institutional Class shares was February 4, 2013. Commencement of operations for Investor Class shares was February 25, 2014.
(c)	Not annualized.
(d)
The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(e)	Represents the period from February 4, 2013, (date of commencement of operations of Institutional Class shares) through November 30, 2014.

LYRICAL U.S. HEDGED VALUE FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Hedged Value Fund - Institutional Class versus
the S&P 500® Index

Total Returns(a) (for the period ended November 30, 2014)
Since Inception(b)
Lyrical U.S. Hedged Value Fund - Institutional Class	(1.90%)
Lyrical U.S. Hedged Value Fund - Investor Class	(2.00%)
S&P 500® Index(c)	5.40%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations for Institutional Class and Investor Class shares was July 14, 2014.
(c)
The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

LYRICAL U.S. VALUE EQUITY FUND
PORTFOLIO INFORMATION
November 30, 2014 (Unaudited)

Lyrical U.S. Value Equity Fund vs S&P 500® Index
 Sector Diversification

Top Ten Equity Holdings

Security Description	% of Net Assets
Avago Technologies Ltd.	4.8%
Symantec Corporation	4.4%
Raytheon Company	4.4%
WellPoint, Inc.	4.4%
Ameriprise Financial, Inc.	4.2%
Aetna, Inc.	4.1%
Western Digital Corporation	4.1%
Comcast Corporation - Class A	4.0%
Liberty Interactive Corporation - Series A	4.0%
TE Connectivity Ltd.	4.0%

LYRICAL U.S. HEDGED VALUE FUND
PORTFOLIO INFORMATION
November 30, 2014 (Unaudited)

Lyrical U.S. Hedged Value Fund vs S&P 500® Index
 Sector Diversification

*
The percentages above for Lyrical U.S. Hedged Value Fund represent the net percentages for the Fund and are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund.

Top Ten Long Positions

Security Description	% of Net Assets
Avago Technologies Ltd.	5.0%
Raytheon Company	4.4%
WellPoint, Inc.	4.4%
Symantec Corporation	4.4%
Ameriprise Financial, Inc.	4.2%
Comcast Corporation - Class A	4.2%
Aetna, Inc.	4.1%
Western Digital Corporation	4.1%
TE Connectivity Ltd.	4.1%
Liberty Interactive Corporation - Series A	4.0%

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS November 30, 2014
COMMON STOCKS — 98.4%	Shares	Value
Consumer Discretionary — 16.7%
Auto Components — 6.0%
Goodyear Tire & Rubber Company (The)	445,094	$12,200,026
Johnson Controls, Inc.	429,373	21,468,650
		33,668,676
Household Durables — 2.7%
Jarden Corporation (a)	335,072	14,793,407

Internet & Catalog Retail — 4.0%
Liberty Interactive Corporation - Series A (a)	757,700	22,086,955

Media — 4.0%
Comcast Corporation - Class A	395,364	22,551,563

Energy — 9.2%
Energy Equipment & Services — 3.2%
National Oilwell Varco, Inc.	263,906	17,692,258

Oil, Gas & Consumable Fuels — 6.0%
EOG Resources, Inc.	193,977	16,821,686
Suncor Energy, Inc.	534,421	16,882,359
		33,704,045
Financials — 15.4%
Capital Markets — 4.2%
Ameriprise Financial, Inc.	176,173	23,214,316

Diversified Financial Services — 2.4%
NASDAQ OMX Group, Inc. (The)	299,369	13,444,662

Insurance — 8.8%
Aflac, Inc.	345,145	20,615,511
AmTrust Financial Services, Inc.	131,885	6,768,338
Assurant, Inc.	125,259	8,466,256
Willis Group Holdings plc	312,828	13,360,884
		49,210,989
Health Care — 8.5%
Health Care Providers & Services — 8.5%
Aetna, Inc.	262,143	22,869,355
WellPoint, Inc.	189,222	24,203,386
		47,072,741

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.4% (Continued)	Shares	Value
Industrials — 17.7%
Aerospace & Defense — 4.4%
Raytheon Company	226,880	$24,208,096

Construction & Engineering — 1.0%
AECOM Technology Corporation (a)	180,743	5,785,584

Electrical Equipment — 3.5%
Eaton Corporation plc	284,041	19,266,501

Road & Rail — 5.2%
Avis Budget Group, Inc. (a)	184,258	11,083,119
Hertz Global Holdings, Inc. (a)	749,994	17,804,857
		28,887,976
Trading Companies & Distributors — 3.6%
AerCap Holdings N.V. (a)	370,831	16,431,522
MRC Global, Inc. (a)	179,268	3,623,006
		20,054,528
Information Technology — 26.6%
Electronic Equipment, Instruments & Components — 7.8%
Corning, Inc.	1,006,061	21,147,402
TE Connectivity Ltd.	343,700	22,065,540
		43,212,942
IT Services — 3.2%
Western Union Company (The)	942,777	17,516,797

Semiconductors & Semiconductor Equipment — 4.8%
Avago Technologies Ltd.	286,486	26,757,792

Software — 4.4%
Symantec Corporation	937,014	24,446,695

Technology Hardware, Storage & Peripherals — 6.4%
Lexmark International, Inc. - Class A	105,577	4,525,030
NCR Corporation (a)	286,741	8,501,871
Western Digital Corporation	219,655	22,683,772
		35,710,673
Materials — 4.3%
Chemicals — 3.0%
Celanese Corporation - Series A	273,908	16,453,654

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.4% (Continued)	Shares	Value
Materials — 4.3% (Continued)
Containers & Packaging — 1.3%
Owens-Illinois, Inc. (a)	289,863	$7,432,087

Total Common Stocks (Cost $500,927,862)		$547,172,937

MONEY MARKET FUNDS — 1.6%	Shares	Value
Fidelity Institutional Money Market Portfolio - Class I, 0.05% (b) (Cost $8,659,444)	8,659,444	$8,659,444

Total Investments at Value — 100.0% (Cost $509,587,306)		$555,832,381

Other Assets in Excess of Liabilities — 0.0% (c)		221,537

Net Assets — 100.0%		$556,053,918

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of November 30, 2014.
(c)	Amount rounds to less than 0.1%
See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF INVESTMENTS November 30, 2014
COMMON STOCKS — 100.6%	Shares	Value
Consumer Discretionary — 17.1%
Auto Components — 6.2%
Goodyear Tire & Rubber Company (The) (a)	999	$27,383
Johnson Controls, Inc. (a)	950	47,500
		74,883
Household Durables — 2.7%
Jarden Corporation (a) (b)	749	33,046

Internet & Catalog Retail — 4.0%
Liberty Interactive Corporation - Series A (a) (b)	1,663	48,476

Media — 4.2%
Comcast Corporation - Class A (a)	878	50,081

Energy — 9.4%
Energy Equipment & Services — 3.2%
National Oilwell Varco, Inc. (a)	576	38,615

Oil, Gas & Consumable Fuels — 6.2%
EOG Resources, Inc. (a)	427	37,029
Suncor Energy, Inc. (a)	1,183	37,371
		74,400
Financials — 15.8%
Capital Markets — 4.2%
Ameriprise Financial, Inc. (a)	390	51,390

Diversified Financial Services — 2.5%
NASDAQ OMX Group, Inc. (The) (a)	667	29,955

Insurance — 9.1%
Aflac, Inc. (a)	770	45,992
AmTrust Financial Services, Inc. (a)	296	15,191
Assurant, Inc. (a)	280	18,925
Willis Group Holdings plc (a)	697	29,769
		109,877
Health Care — 8.5%
Health Care Providers & Services — 8.5%
Aetna, Inc. (a)	574	50,076
WellPoint, Inc. (a)	414	52,955
		103,031

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 100.6% (Continued)	Shares	Value
Industrials — 18.2%
Aerospace & Defense — 4.4%
Raytheon Company (a)	502	$53,564

Construction & Engineering — 1.1%
AECOM Technology Corporation (a) (b)	411	13,156

Electrical Equipment — 3.6%
Eaton Corporation plc (a)	631	42,801

Road & Rail — 5.4%
Avis Budget Group, Inc. (a) (b)	414	24,902
Hertz Global Holdings, Inc. (a) (b)	1,673	39,717
		64,619
Trading Companies & Distributors — 3.7%
AerCap Holdings N.V. (a) (b)	830	36,777
MRC Global, Inc. (a) (b)	400	8,084
		44,861
Information Technology — 27.2%
Electronic Equipment, Instruments & Components — 8.0%
Corning, Inc. (a)	2,218	46,622
TE Connectivity Ltd. (a)	767	49,242
		95,864
IT Services — 3.2%
Western Union Company (The) (a)	2,104	39,092

Semiconductors & Semiconductor Equipment — 5.0%
Avago Technologies Ltd. (a)	642	59,963

Software — 4.4%
Symantec Corporation (a)	2,027	52,884

Technology Hardware, Storage & Peripherals — 6.6%
Lexmark International, Inc. - Class A (a)	245	10,501
NCR Corporation (b)	657	19,480
Western Digital Corporation (a)	484	49,983
		79,964
Materials — 4.4%
Chemicals — 3.0%
Celanese Corporation - Series A (a)	609	36,583

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 100.6% (Continued)	Shares	Value
Materials — 4.4% (Continued)
Containers & Packaging — 1.4%
Owens-Illinois, Inc. (a) (b)	647	$16,589

Total Common Stocks (Cost $1,213,695)		$1,213,694

MONEY MARKET FUNDS — 1.0%	Shares	Value
Invesco Liquid Assets Portfolio (The) - Institutional Shares, 0.06%(c) (Cost $11,851)	11,851	$11,851

Total Investments at Value — 101.6% (Cost $1,225,546)		$1,225,545

Liabilities in Excess of Other Assets — (1.6%)		(19,863	)(d)

Net Assets — 100.0%		$1,205,682

(a)	All or a portion of the shares have been committed as collateral for open short positions (Note 2).
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of November 30, 2014.
(d)	Includes cash held as margin deposits for open short positions.
See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND SCHEDULE OF SECURITIES SOLD SHORT November 30, 2014
EXCHANGE-TRADED FUNDS — 50.1%	Shares	Value
Consumer Discretionary Select Sector SPDR® Fund (The)	1,371	$98,452
Energy Select Sector SPDR® Fund (The)	768	61,302
Financial Select Sector SPDR® Fund (The)	4,861	118,608
Health Care Select Sector SPDR® Fund (The)	739	51,427
Industrial Select Sector SPDR® Fund (The)	2,590	147,397
Materials Select Sector SPDR® Fund (The)	376	18,484
Technology Select Sector SPDR® Fund (The)	2,559	108,732
Total Securities Sold Short — 50.1% (Proceeds $587,482)		$604,402

See accompanying notes to financial statements.

LYRICAL FUNDS STATEMENTS OF ASSETS AND LIABILITIES November 30, 2014
	Lyrical U.S. Value Equity Fund	Lyrical U.S. Hedged Value Fund
ASSETS
Investments in securities:
At acquisition cost	$509,587,306	$1,225,546
At value (Note 2)	$555,832,381	$1,225,545
Deposits with brokers for securities sold short (Note 2)	—	580,640
Cash	136,911	283
Dividends receivable	568,515	1,249
Receivable for capital shares sold	272,405	150
Receivable from Adviser (Note 4)	—	9,116
Other assets	33,996	4,778
Total Assets	556,844,208	1,821,761

LIABILITIES
Securities sold short, at value (Note 2) (proceeds $0 and $587,482, respectively)	—	604,402
Payable for capital shares redeemed	58,053	—
Payable to Adviser (Note 4)	613,540	—
Payable to administrator (Note 4)	55,050	7,520
Accrued brokerage expense on securities sold short (Note 2)	—	218
Other accrued expenses	63,647	3,939
Total Liabilities	790,290	616,079

NET ASSETS	$556,053,918	$1,205,682

NET ASSETS CONSIST OF:
Paid-in capital	$497,993,613	$1,225,627
Accumulated net realized gains (losses) from security transactions	11,815,230	(3,024)
Net unrealized appreciation (depreciation) on:
Investments	46,245,075	(1)
Short positions	—	(16,920)
NET ASSETS	$556,053,918	$1,205,682

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$547,021,364	$591,283
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	33,573,447	60,288
Net asset value, offering price and redemption price per share (Note 2)	$16.29	$9.81

INVESTOR CLASS
Net assets applicable to Investor Class	$9,032,554	$614,399
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	555,194	62,703
Net asset value, offering price and redemption price per share (Note 2)	$16.27	$9.80

See accompanying notes to financial statements.

LYRICAL FUNDS STATEMENTS OF OPERATIONS Year Ended November 30, 2014(a)
	Lyrical U.S. Value Equity Fund	Lyrical U.S. Hedged Value Fund
INVESTMENT INCOME
Dividend income	$4,952,553	$6,200
Foreign withholding taxes on dividends	(55,663)	(64)
Total Investment Income	4,896,890	6,136

EXPENSES
Investment advisory fees (Note 4)	4,231,589	6,560
Administration fees (Note 4)	309,402	9,000
Registration and filing fees	101,207	4,975
Custody and bank service fees	75,458	3,934
Fund accounting fees (Note 4)	64,509	11,291
Transfer agent fees (Note 4)	48,148	9,000
Professional fees	37,055	6,750
Compliance fees (Note 4)	36,026	4,527
Postage and supplies	9,960	1,978
Trustees' fees and expenses (Note 4)	8,247	3,422
Printing of shareholder reports	10,094	1,080
Distribution fees - Investor Class (Note 4)	9,150	515
Insurance expense	3,817	1,483
Dividend expense on securities sold short (Note 2)	—	2,538
Prime brokerage expense on securities sold short (Note 2)	—	1,023
Other expenses	8,920	2,825
Total Expenses	4,953,582	70,901
Advisory fee reductions and/or expense reimbursements by Adviser (Note 4)	(41,110)	(59,418)
Net Expenses	4,912,472	11,483

NET INVESTMENT LOSS	(15,582)	(5,347)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains (losses) from:
Investments	11,870,000	5,822
Securities sold short	—	(3,499)
Net change in unrealized appreciation/depreciation on:
Investments	37,708,433	(1)
Securities sold short	—	(16,920)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT	49,578,433	(14,598)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,562,851	$(19,945)

(a)	Except for Lyrical U.S. Hedged Value Fund, which represents the period from the commencement of operations (July 14, 2014) through November 30, 2014.
See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2014	Period Ended November 30, 2013(a)
FROM OPERATIONS
Net investment income (loss)	$(15,582)	$1,559
Net realized gains from security transactions	11,870,000	1,188,251
Net change in unrealized appreciation/depreciation on investments	37,708,433	8,536,642
Net increase in net assets resulting from operations	49,562,851	9,726,452

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Institutional Class	(17,629)	—
From net realized gains, Institutional Class	(1,211,369)	—
Decrease in net assets from distributions to shareholders	(1,228,998)	—

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	460,875,190	96,196,301
Net asset value of shares issued in reinvestment of distributions to shareholders	1,000,129	—
Payments for shares redeemed	(60,859,243)	(7,974,697)
Net increase in Institutional Class net assets from capital share transactions	401,016,076	88,221,604

Investor Class
Proceeds from shares sold	11,209,228	—
Payments for shares redeemed	(2,453,295)	—
Net increase in Investor Class net assets from capital share transactions	8,755,933	—

TOTAL INCREASE IN NET ASSETS	458,105,862	97,948,056

NET ASSETS
Beginning of period	97,948,056	—
End of period	$556,053,918	$97,948,056

ACCUMULATED NET INVESTMENT INCOME	$—	$1,559

(a)	Represents the period from the commencement of operations (February 4, 2013) through November 30, 2013.
See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended November 30, 2014	Period Ended November 30, 2013(a)
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	30,358,655	7,762,389
Shares issued in reinvestment of distributions to shareholders	68,785	—
Shares redeemed	(3,961,000)	(655,382)
Net increase in shares outstanding	26,466,440	7,107,007
Shares outstanding at beginning of period	7,107,007	—
Shares outstanding at end of period	33,573,447	7,107,007

Investor Class
Shares sold	712,342	—
Shares redeemed	(157,148)	—
Net increase in shares outstanding	555,194	—
Shares outstanding at beginning of period	—	—
Shares outstanding at end of period	555,194	—

(a)	Represents the period from the commencement of operations (February 4, 2013) through November 30, 2013.
See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND STATEMENT OF CHANGES IN NET ASSETS
Period Ended November 30, 2014(a)
FROM OPERATIONS
Net investment loss	$(5,347)
Net realized gains (losses) from:
Investments	5,822
Securities sold short	(3,499)
Net change in unrealized appreciation/depreciation on:
Investments	(1)
Securities sold short	(16,920)
Net decrease in net assets resulting from operations	(19,945)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	600,000

Investor Class
Proceeds from shares sold	668,686
Payments for shares redeemed	(43,059)
Net increase in Investor Class net assets from capital share transactions	625,627

TOTAL INCREASE IN NET ASSETS	1,205,682

NET ASSETS
Beginning of period	—
End of period	$1,205,682

ACCUMULATED NET INVESTMENT INCOME	$—

CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	60,288
Shares outstanding at beginning of period	—
Shares outstanding at end of period	60,288

Investor Class
Shares sold	67,265
Shares redeemed	(4,562)
Net increase in shares outstanding	62,703
Shares outstanding at beginning of period	—
Shares outstanding at end of period	62,703

(a)	Represents the period from the commencement of operations (July 14, 2014) through November 30, 2014.
See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended November 30, 2014		Period Ended November 30, 2013(a)
Net asset value at beginning of period	$13.78		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)(b)	0.00	(b)
Net realized and unrealized gains on investments	2.66		3.78
Total from investment operations	2.66		3.78

Less distributions:
Dividends from net investment income	(0.00	)(b)	—
Distributions from net realized gains	(0.15)		—
Total distributions	(0.15)		—

Net asset value at end of period	$16.29		$13.78

Total return (c)	19.41%		37.80	%(d)

Net assets at end of period (000's)	$547,021		$97,948

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.45%		1.93	%(e)

Ratio of net expenses to average net assets (f)	1.44%		1.45	%(e)

Ratio of net investment income (loss) to average net assets (f)	(0.00	%)(g)	0.01	%(e)

Portfolio turnover rate	20%		26	%(d)

(a)	Represents the period from the commencement of operations (February 4, 2013) through November 30, 2013.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
(g)	Amount rounds to less than 0.01%.
See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period:
	Period Ended November 30, 2014(a)
Net asset value at beginning of period	$14.68

Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	1.60
Total from investment operations	1.59

Net asset value at end of period	$16.27

Total return (b)	10.83	%(c)

Net assets at end of period (000's)	$9,033

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.39	%(d)

Ratio of net expenses to average net assets (e)	1.70	%(d)

Ratio of net investment loss to average net assets (e)	(0.18	%)(d)

Portfolio turnover rate	20	%(c)(f)

(a)	Represents the period from the commencement of operations (February 25, 2014) through November 30, 2014.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
(f)	Represents the year ended November 30, 2014.
See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period:
	Period Ended November 30, 2014(a)
Net asset value at beginning of period	$10.00

Loss from investment operations:
Net investment loss	(0.04)
Net realized and unrealized losses on investments and securities sold short	(0.15)
Total from investment operations	(0.19)

Net asset value at end of period	$9.81

Total return (b)	(1.90	%)(c)

Net assets at end of period (000's)	$591

Ratios/supplementary data:
Ratio of total expenses to average net assets	16.57	%(d)

Ratio of net expenses to average net assets (e)	2.59	%(d)

Ratio of net expenses to average net assets excluding dividend expense (e)	1.99	%(d)

Ratio of net expenses to average net assets excluding dividend expense and prime brokerage expense on securities sold short (e)	1.75	%(d)

Ratio of net investment loss to average net assets (e)	(1.15	%)(d)(f)

Portfolio turnover rate	9	%(c)

(a)	Represents the period from the commencement of operations (July 14, 2014) through November 30, 2014.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
(f)	Amount rounds to less than 0.01%.
See accompanying notes to financial statements.

LYRICAL U.S. HEDGED VALUE FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period:
	Period Ended November 30, 2014(a)
Net asset value at beginning of period	$10.00

Loss from investment operations:
Net investment loss	(0.05)
Net realized and unrealized losses on investments and securities sold short	(0.15)
Total from investment operations	(0.20)

Net asset value at end of period	$9.80

Total return (b)	(2.00	%)(c)

Net assets at end of period (000's)	$614

Ratios/supplementary data:
Ratio of total expenses to average net assets	16.95	%(d)

Ratio of net expenses to average net assets (e)	2.84	%(d)

Ratio of net expenses to average net assets excluding dividend expense (e)	2.24	%(d)

Ratio of net expenses to average net assets excluding dividend expense and prime brokerage expense on securities sold short (e)	2.00	%(d)

Ratio of net investment loss to average net assets (e)	(1.38	%)(d)(f)

Portfolio turnover rate	9	%(c)

(a)	Represents the period from the commencement of operations (July 14, 2014) through November 30, 2014.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
(f)	Amount rounds to less than 0.01%.
See accompanying notes to financial statements.

LYRICAL FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

1. Organization

Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. Lyrical U.S. Value Equity Fund commenced operations on February 4, 2013. Lyrical U.S. Hedged Value Fund commenced operations on July 14, 2014.

The investment objective of each Fund is long-term capital growth.

Each Fund offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and require a $100,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and require a $2,500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Board of Trustees (the “Board”) of the Trust. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. The Funds value securities traded in the over-the-counter market at the last sale price, if available, otherwise at the most recently quoted bid price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value as pursuant to procedures adopted by the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2014:

Lyrical U.S. Value Equity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$547,172,937	$—	$—	$547,172,937
Money Market Funds	8,659,444	—	—	8,659,444
Total	$555,832,381	$—	$—	$555,832,381

Lyrical U.S. Hedged Value Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$1,213,694	$—	$—	$1,213,694
Money Market Funds	11,851	—	—	11,851
Total	$1,225,545	$—	$—	$1,225,545

Other Financial Instruments
Exchange-Traded Funds - Sold Short	$(604,402)	$—	$—	$(604,402)

Refer to the Funds’ Schedules of Investments and Schedule of Securities Sold Short, as applicable, for a listing of securities by industry type. As of November 30, 2014, the Funds did not have any transfers in and out of any Level. In addition, the Funds did not have derivative

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. During the year ended November 30, 2014, the tax character of distributions paid by the Lyrical U.S. Value Equity Fund – Institutional Class was ordinary income. There were no distributions paid by Lyrical U.S. Value Equity Fund – Investor Class or either class of Lyrical U.S. Hedged Value Fund during the periods ended November 30, 2014, or by either class of Lyrical U.S. Value Equity Fund during the period ended November 30, 2013. The Funds made the following distributions subsequent to November 30, 2014, to shareholders of record on the record dates as stated below:

			Per Share
	Record Date	Ex-Date	Ordinary Income	Long-term Capital Gain
Lyrical U.S. Value Equity Fund - Institutional Class	11/28/2014	12/1/2014	$0.2232	$0.1250
Lyrical U.S. Value Equity Fund - Institutional Class	12/30/2014	12/31/2014	0.0048	—
Lyrical U.S. Value Equity Fund - Investor Class	11/28/2014	12/1/2014	0.2232	0.1250
Lyrical U.S. Hedged Value Fund - Institutional Class	11/28/2014	12/1/2014	0.0009	—
Lyrical U.S. Hedged Value Fund - Investor Class	11/28/2014	12/1/2014	0.0009	—

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Short Positions – Lyrical U.S. Hedged Value Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability is then subsequently marked-to-market daily to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short positions. These costs are reported as dividend expense and prime brokerage expenses on securities sold short, respectively, in the Statements of Operations. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 (“1940 Act”) to maintain assets consisting of cash, cash equivalents or other liquid securities equal to the market value of the securities sold short. The deposits with brokers for securities sold short are reported on the Statements of Assets and Liabilities. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent Lyrical U.S. Hedged Value Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s net asset value greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Lyrical Asset Management LP (the “Adviser”) to accurately anticipate the future value of a security.

The Fund may also take short positions in shares of exchange-traded funds (“ETFs”), which are subject to additional risks including premium or discounts risk (when the market value of an ETF’s shares trade at a premium or discount to the ETF’s net asset value) and index-tracking risk.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2014:

	Lyrical U.S. Value Equity Fund	Lyrical U.S. Hedged Value Fund
Tax cost of portfolio investments	$509,659,847	$1,225,546
Gross unrealized appreciation	$62,268,581	$62,984
Gross unrealized depreciation	(16,096,047)	(62,985)
Net unrealized appreciation (depreciation)	46,172,534	(1)
Net unrealized depreciation on securities sold short	—	(20,014)
Undistributed ordinary income	7,623,205	70
Undistributed long-term gains	4,264,566	—
Accumulated earnings (deficit)	$58,060,305	$(19,945)

As of November 30, 2014, the proceeds of securities sold short on a tax basis is $584,388 for Lyrical U.S. Hedged Value Fund.

The difference between the federal income tax cost of portfolio investments and securities sold short and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due primarily to the tax deferral of losses on wash sales.

For the periods ended November 30, 2014, each Fund reclassified the following amounts of accumulated net investment loss against accumulated net realized gains from securities transactions on its Statement of Assets and Liabilities:

Lyrical U.S. Value Equity Fund	$31,652
Lyrical U.S. Hedged Value Fund	$5,347

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Funds’ tax positions for all open tax periods (periods ended November 30, 2013 and 2014 for Lyrical U.S. Value Equity Fund and November 30, 2014 for Lyrical U.S. Hedged Value Fund) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the periods ended November 30, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, amounted to $467,239,712 and $66,417,530, respectively, for Lyrical U.S. Value Equity Fund and $1,309,421 and $101,549, respectively, for Lyrical U.S. Hedged Value Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Lyrical U.S. Value Equity Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of its average daily net assets. Lyrical U.S. Hedged Value Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.55% of its average daily net assets.

Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has contractually agreed, until March 31, 2017, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, acquired fund fees and expenses, extraordinary expenses, and other expenses not incurred in the ordinary course of the Funds’ business) to an amount not exceeding the following amounts of average daily net assets attributable to each respective class:

	Institutional Class	Investor Class
Lyrical U.S. Value Equity Fund	1.45%	1.70%
Lyrical U.S. Hedged Value Fund	1.75%	2.00%

Accordingly, during the periods ended November 30, 2014, the Adviser reduced its investment advisory fees and reimbursed expenses as follows:

	Investment Advisory Fees Reduced	Expenses Reimbursed	Total
Lyrical U.S. Value Equity Fund	$15,825	$25,285	$41,110
Lyrical U.S. Hedged Value Fund	$6,560	$52,858	$59,418

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the Expense Limitation Agreement, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by each Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual fund operating expenses to exceed the foregoing expense limitations. As of November 30, 2014, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	November 30, 2016	November 30, 2017	Total
Lyrical U.S. Value Equity Fund	$123,637	$41,110	$164,747
Lyrical U.S. Hedged Value Fund	$—	$59,418	$59,418

The Principal Executive Officer of the Funds is also an officer of the Adviser.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain Trustees and officers of the Trust are also officers of Ultimus and/or the Distributor.

DISTRIBUTION PLAN
The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which permits Investor Class shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of each Fund’s average daily net assets allocable to Investor Class shares. The Funds have not adopted a plan of distribution with respect to the Institutional Class shares. During the period ended November 30, 2014, the Investor Class shares of Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund incurred $9,150 and $515, respectively, of distribution fees under the Plan.

LYRICAL FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

TRUSTEE COMPENSATION
Each Independent Trustee receives from each Fund of the Trust a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. Trustees affiliated with the Adviser or Ultimus are not compensated by the Funds for their services.

5. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector.  In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share.  Occasionally, market conditions, regulatory changes or other developments may negatively impact this sector, and therefore the value of the Fund’s portfolio will be adversely affected.  As November 30, 2014, Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund had 26.6% and 27.2%, respectively, of the value of its net assets invested in stocks within the Information Technology sector.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

LYRICAL FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust and the Shareholders of Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund

We have audited the accompanying statement of assets and liabilities of Lyrical U.S. Value Equity Fund, a series of shares of beneficial interest in Ultimus Managers Trust, including the schedule of investments, as of November 30, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year or period then ended and for the period February 4, 2013 (commencement of operations) through November 30, 2013. We have also audited the accompanying statement of assets and liabilities of Lyrical U.S. Hedged Value Fund, a series of shares of beneficial interest in Ultimus Managers Trust, including the schedule of investments, as of November 30, 2014, and the related statements of operations and changes in net assets and financial highlights for the period July 14, 2014 (commencement of operations) through November 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund as of November 30, 2014, and the results of their operations, the changes in their net assets and their financial highlights for each year or period presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 January 29, 2015

LYRICAL FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees (e.g., 12b-1 fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2014, and July 14, 2014, for Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund, respectively) and held until the end of the period (November 30, 2014).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

LYRICAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Net Expense Ratio(a)	Expenses Paid During Period(b)
Lyrical U.S. Value Equity Fund
Institutional Class
Actual Fund Return	$1,000.00	$1,046.90	1.44%	$7.39
Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.85	1.44%	$7.28
Investor Class
Actual Fund Return	$1,000.00	$1,045.60	1.70%	$8.72
Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.55	1.70%	$8.59

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Beginning Account Value June 1, 2014(a)	Ending Account Value November 30, 2014	Net Expense Ratio(b)	Expenses Paid During Period(c)
Lyrical U.S. Hedged Value Fund
Institutional Class
Actual Fund Return	$1,000.00	$981.00	2.59%	$9.84
Hypothetical 5% Return (before expenses)	$1,000.00	$1,012.08	2.59%	$13.06
Investor Class
Actual Fund Return	$1,000.00	$980.00	2.84%	$10.78
Hypothetical 5% Return (before expenses)	$1,000.00	$1,010.83	2.84%	$14.32

(a)	Beginning Account Value is as of July 14, 2014 (date of commencement of operations for each class) for the Actual return information.
(b)	Annualized, based on the Fund’s most recent one-half year expenses.
(c)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 140/365 (to reflect the period since inception) and 183/365 (to reflect the one-half year period), for Actual and Hypothectical Return information, respectively.

LYRICAL FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinatti, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012 July 2012 to October 2013	Trustee President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	10	None
Independent Trustees:
John C. Davis Year of Birth: 1952	Since July 2014 Since June 2012	Chairman Trustee	Consultant (government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	10	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	10	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	10	None

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 because of his relationship with the Trust’s administrator, transfer agent and distributor.

LYRICAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position Held with the Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Andrew B. Wellington 405 Park Avenue, 6th Floor, New York, New York 10022 Year of Birth: 1968	Since January 2013	Principal Executive Officer of Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund	Managing Director of Lyrical Asset Management LP (2008 to present)
David R. Carson Year of Birth: 1958	Since October 2013 April 2013 – October 2013	President Vice President
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Jennifer L. Leamer Year of Birth: 1976	Since October 2014	Treasurer	Assistant Vice President and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst for Ultimus Fund Solutions, LLC (2007 to 2014)
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)
Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Assistant Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010).

Additional information about members of the Board and executive officers is available in each Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-884-8099.

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Lyrical U.S. Value Equity Fund’s (the “Lyrical Value Fund”) Investment Advisory Agreement with Lyrical Asset Management LP (“Lyrical”) for an additional annual term. Approval took place at an in-person meeting held on October 20, 2014, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by Lyrical in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by Lyrical. In this regard, the Board reviewed the services being provided by Lyrical to the Lyrical Value Fund including, without limitation, its investment advisory services since the Fund’s inception, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board also noted that the Lyrical Value Fund’s Principal Executive Officer is an employee of Lyrical and serves the Fund without additional compensation from it. After reviewing the foregoing information and further information provided by Lyrical (e.g., descriptions of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by Lyrical were satisfactory and adequate for the Lyrical Value Fund.

The investment performance of the Lyrical Value Fund and Lyrical. In this regard, the Board compared the performance of the Lyrical Value Fund with the performance of its benchmark index and fund within its Morningstar category. The Board also considered the consistency of Lyrical’s management with the Lyrical Value Fund’s investment objective and policies. Following discussion of the investment performance of the Lyrical Value Fund and its performance relative to its benchmark index and funds within its Morningstar category, Lyrical’s experience in managing mutual funds and separate accounts, its historical investment performance, and other factors, the Board concluded that the investment performance of the Lyrical Value Fund has been satisfactory.

The costs of the services provided and profits realized by Lyrical and its affiliates from their relationship with the Lyrical Value Fund. In this regard, the Board considered Lyrical’s staffing, personnel, and methods of operating; the education and experience of its personnel; Lyrical’s compliance program, policies, and procedures; Lyrical’s financial condition and the level of commitment to the Lyrical Value Fund and Lyrical’s advisory business; the asset level of the Lyrical Value Fund; the overall expenses of the Lyrical Value Fund, including the advisory fee; and the differences in fees and services to Lyrical’s other similar clients that may be similar to the Lyrical Value Fund. The Board discussed the Lyrical Expense Limitation Agreement (the “Lyrical ELA”) with Lyrical, and considered

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Lyrical’s current and past fee reductions and expense reimbursements with respect to the Lyrical Value Fund. The Board further took into account Lyrical’s willingness to continue the Lyrical ELA for the Lyrical Value Fund until at least March 31, 2017.

The Board also considered potential benefits for Lyrical in managing the Lyrical Value Fund, including promotion of Lyrical’s name and the potential for it to receive research, statistical, or other services from the Lyrical Value Fund’s trades that may benefit its other clients. The Board compared the Lyrical Value Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its Morningstar category and to the fees charged to Lyrical’s other client accounts. In addition, the Board compared the Lyrical Value Fund to the other funds in its Morningstar category in terms of the style of investment management, the size of the funds and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the Lyrical Value Fund’s advisory fee was higher than the average advisory fee for its Morningstar category. The Board also considered Lyrical’s commitment to limit the Lyrical Value Fund’s expenses under the Lyrical ELA. The Board further noted that the overall expense ratio for the Lyrical Value Fund was higher than the average expense ratio for its Morningstar category. The Board also compared the fees paid by the Lyrical Value Fund to the fees paid by other clients of Lyrical, and considered the similarities and differences of services received by such other clients as compared to the services provided to the Lyrical Value Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to Lyrical by the Lyrical Value Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Lyrical Value Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Lyrical Fund’s investors. In this regard, the Board considered that the Lyrical Value Fund’s fee arrangements with Lyrical involve both the advisory fee and the Lyrical ELA. The Board determined that while the advisory fee remained the same as asset levels increased the shareholders of the Lyrical Value Fund have experienced benefits from the Lyrical ELA. Following further discussion of the Lyrical Value Fund’s asset levels, expectations for growth, and level of fees, the Board determined that the Lyrical Value Fund’s fee arrangements with Lyrical will continue to provide benefits and that, at the Lyrical Value Fund’s projected asset levels for the next year, the arrangements were fair and reasonable.

Brokerage and portfolio transactions. In this regard, the Board considered Lyrical’s policies and procedures, and performance in implementing those policies and procedures, to seek best execution for its clients, including the Lyrical Value Fund. The Board also considered the historical portfolio turnover rate for the Lyrical Value Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

allocation of portfolio business to persons affiliated with Lyrical. After further review and discussion, the Board determined that Lyrical’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Lyrical Value Fund; Lyrical’s process for allocating trades among its different clients; and the substance and administration of Lyrical’s code of ethics. Following further consideration and discussion, the Board found that Lyrical’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion
After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Lyrical Value Fund and its shareholders.

LYRICAL U.S. HEDGED VALUE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Lyrical U.S. Hedged Value Fund’s (the “Lyrical Hedged Fund”) Investment Advisory Agreement with Lyrical Asset Management LP (“Lyrical”) for an initial two-year term. Approval took place at an in-person meeting held on April 22, 2014, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by Lyrical in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services to be provided by Lyrical. In this regard, the Board considered the responsibilities Lyrical would have under the Lyrical Hedged Fund’s Investment Advisory Agreement. The Board also considered the anticipated services to be provided by Lyrical to the Lyrical Hedged Fund including, without limitation, Lyrical’s procedures for formulating investment recommendations and assuring compliance with the Lyrical Hedged Fund’s investment objective and limitations, and proposed marketing and distribution efforts to assist in the distribution of the Lyrical Hedged Fund’s shares. The Board noted that the Lyrical Hedged Fund’s Principal Executive Officer is an employee of Lyrical and will be serving the Trust without additional compensation. After reviewing the foregoing information and further information provided by Lyrical (e.g., descriptions of Lyrical’s business and Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Lyrical were satisfactory and adequate for the Lyrical Hedged Fund.

The investment management capabilities and experience of Lyrical. In this regard, the Board considered the investment management experience of Lyrical. The Board noted the experience of Lyrical’s management team and that they have demonstrated the ability to manage an open-end fund through its services to the Lyrical U.S. Value Equity Fund. The Board discussed with Lyrical the investment objective and strategies for the Lyrical Hedged Fund and Lyrical’s plans for implementing such strategies. The Board noted that even though the Lyrical Hedged Fund’s strategy is new to Lyrical, Lyrical had indicated that it has personnel capable of managing the strategy. After consideration of these factors, as well as other factors, the Board determined that Lyrical has the requisite experience to serve as manager for the Lyrical Hedged Fund.

The costs of the services to be provided and profits to be realized by Lyrical and its affiliates from the relationship with the Lyrical Hedged Fund. In this regard, the Board considered Lyrical’s staffing, personnel, and methods of operating; the education and experience of Lyrical’s personnel; Lyrical’s compliance program, policies, and procedures; the financial condition of Lyrical and the level of commitment to the Lyrical Hedged Fund

LYRICAL U.S. HEDGED VALUE FUND
 DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

and Lyrical by the principals of Lyrical; the projected asset levels of the Lyrical Hedged Fund; and the overall expenses of the Lyrical Hedged Fund, including the advisory fee. The Board reviewed the Lyrical Hedged Fund’s proposed expense limitation agreement with Lyrical, and noted the benefit that would result to the Lyrical Hedged Fund from Lyrical’s commitment to reduce its advisory fee and/or reimburse other operating expenses until March 31, 2017. The Board discussed the financial condition of Lyrical and its ability to satisfy its financial commitments to the Lyrical Hedged Fund.

The Board also considered potential benefits for Lyrical in managing the Lyrical Hedged Fund, including promotion of Lyrical’s name and the potential for Lyrical to receive research, statistical, or other services from the Lyrical Hedged Fund’s trades that may benefit Lyrical’s other clients. The Board then compared the Lyrical Hedged Fund proposed advisory fee and overall expense ratio to other funds believed to be comparable to the Lyrical Hedged Fund in terms of the type of fund, the style of investment management, the projected size of the Lyrical Hedged Fund and the nature of the investment strategy and markets invested in. The Board noted that the Lyrical Hedged Fund’s advisory fee of 1.55% per annum was higher than the average advisory fee of 1.24% for funds in the Morningstar category of long short funds, but was less than the maximum management fee for comparable funds reported for the category. It was further noted by the Board that the proposed overall expense ratio of 1.75% per annum for Institutional Class shares (after applying the expense limitation) for the Lyrical Hedged Fund would be lower than the 1.89% average expense ratio for funds in the Morningstar Long Short category. The Board also noted that the proposed overall expense ratio of 2.00% per annum for Investor Class shares (after applying the expense limitation) for the Lyrical Hedged Fund would be higher than the 1.89% average expense ratio for funds in the Morningstar Long Short category, but would be less than the maximum expense ratio for funds in the Morningstar Long Short category. Upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee to be paid to Lyrical by the Lyrical Hedged Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Lyrical Hedged Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Lyrical Hedged Fund’s investors. In this regard, the Board considered the Lyrical Hedged Fund’s fee arrangements with Lyrical, including both the advisory fee and the expense limitation agreement. The Board determined that since the advisory fee would stay the same as asset levels increased, the shareholders of the Lyrical Hedged Fund would benefit from the expense limitation agreement until the Lyrical Hedged Fund’s assets grew to a level where Lyrical begins receiving its full advisory fee and Lyrical has been reimbursed for all eligible reimbursements pursuant to the expense limitation agreement or the Lyrical Hedged Fund’s expenses otherwise fell below the expense cap. Following further discussion of the Lyrical Hedged Fund’s projected asset levels, expectations for growth, and level of fees, the Board determined that the Lyrical Hedged

LYRICAL U.S. HEDGED VALUE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Fund’s fee arrangements with Lyrical would provide benefits and that, at the Lyrical Hedged Fund’s projected asset levels for the next few years, the Lyrical Hedged Fund’s arrangements with Lyrical were fair and reasonable in relation to the nature and quality of the services to be provided by Lyrical.

Brokerage and portfolio transactions. In this regard, the Board considered Lyrical’s policies and procedures as it relates to seeking best execution for its clients, including the Lyrical Hedged Fund. The Board also considered the anticipated portfolio turnover rate for the Lyrical Hedged Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Lyrical; and the extent to which the Lyrical Hedged Fund’s trades may be allocated to soft dollar arrangements. After further review and discussion, the Board determined that Lyrical’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as Lyrical’s process for allocating trades among its different clients. The Board also considered the substance and administration of Lyrical’s code of ethics. Following further consideration and discussion, the Board indicated that Lyrical’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion
After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Lyrical Hedged Fund and its shareholders.

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Item 2.   Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.   Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee financial experts are John C. Davis and David M. Deptula.  Messrs. Davis and Deptula are “independent” for purposes of this Item.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 with respect to the registrant’s fiscal year ended November 30, 2014.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 with respect to the registrant’s fiscal year ended November 30, 2014. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal year ended November 30, 2014, aggregate non-audit fees of $2,000 were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.   Audit Committee of Listed Registrants.

Not applicable

Item 6.   Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.   Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Secretary

Date	February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Andrew B. Wellington
Andrew B. Wellington, Principal Executive Officer (Lyrical U.S. Value Equity Fund)

Date	February 5, 2015

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer

Date	February 5, 2015

* Print the name and title of each signing officer under his or her signature.